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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report                         January 6, 1997
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                          LASALLE RE HOLDINGS LIMITED
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            (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                (State or Other Jurisdiction of Incorporation)



                1-12823                                Not Applicable
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        (Commission File Number)            (I.R.S. Employer Identification No.



  25 Church Street, P.O. Box HM 1502
        Hamilton HM FX, Bermuda                        Not Applicable
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(Address of Principal Executive Offices)                  (Zip Code)



                                (441) 292-3339
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On January 6, 1997, LaSalle Re Holdings Limited (the "Company") sold 366 previously unissued shares of the Company's Common Shares, par value $1.00 per share, to certain employees pursuant to the Company's Employee Stock Purchase Plan for cash consideration in the amount of $10,478.58 in a transaction exempt from the registration requirements of the Securities Act of 1933 by reason of Regulation S promulgated thereunder.

     On April 3, 1997, the Company sold 365 previously unissued shares of the Company's Common Shares, par value $1.00 per share, to certain employees pursuant to the Company's Employee Stock Purchase Plan for cash consideration in the amount of $10,493.75 in a transaction exempt from the registration requirements of the Securities Act of 1933 by reason of Regulation S promulgated thereunder.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         LASALLE RE HOLDINGS LIMITED



Dated:  May 6, 1997      By:  /s/ Andrew Cook
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                              Andrew Cook
                              Chief Financial Officer and Treasurer


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